UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2006

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

On October 9, 2006, DCP Midstream Partners, LP (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) with DCP LP Holdings, LP (“Holdings”), a wholly-owned subsidiary of Duke Energy Field Services, LLC (“DEFS LLC” and together with Holdings “DEFS”). Pursuant to the Contribution Agreement, DEFS will contribute all of its outstanding limited liability company interest in Gas Supply Resources LLC (“GSR”) to the Partnership for consideration of approximately $77 million, subject to standard closing adjustments (the “Transaction”). The closing of the Transaction is subject to satisfaction of standard closing conditions for this type of transaction including termination of any waiting period under Federal antitrust laws. The Transaction is expected to close during the fourth quarter of 2006.

DEFS currently directly or indirectly owns (i) 100% of DCP Midstream GP, LLC, the general partner of the Partnership’s general partner (the “General Partner”), and (ii) 100% of Holdings and GSR. Accordingly, the conflicts committee of the General Partner's Board of Directors recommended approval of the Transaction. The conflicts committee retained independent legal and financial advisors to assist it in evaluating and negotiating the Transaction. In recommending approval of the Transaction, the conflicts committee based its decision in part on an opinion from the independent financial advisor that the consideration to be paid by the Partnership is fair, from a financial point of view, to the Partnership and its unitholders.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Contribution Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On October 10, 2006, the Partnership and DEFS issued a joint press release announcing the Transaction. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

The Partnership wishes to disclose for Regulation FD purposes its slide presentation regarding the Partnership and GSR, furnished herewith as Exhibit 99.2, to be utilized by Thomas E. Long, Vice President and Chief Financial Officer of the General Partner, during meetings in New York with investors and analysts on October 16-17, 2006. In accordance with General Instruction B.2 of Form 8-K, the slide presentation shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 10.1	Contribution Agreement dated October 9, 2006.
Exhibit 99.1 Exhibit 99.2	Press Release dated October 10, 2006. Slide Presentation to be used during meetings in New York on October 16-17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By: DCP MIDSTREAM GP, LP
its General Partner

By: DCP MIDSTREAM GP, LLC
its General Partner

By:	/s/ Michael S. Richards
Name: Michael S. Richards
Title: Vice President, General Counsel and Secretary

October 13, 2006

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Contribution Agreement dated October 9, 2006.
Exhibit 99.1 Exhibit 99.2	Press Release dated October 10, 2006. Slide Presentation to be used during meetings in New York on October 16-17, 2006.